                          OPPENHEIMER DISCOVERY FUND
                    Supplement dated March 16, 2006 to the
                      Prospectus dated January 27, 2006

This supplement amends the Prospectus dated January 27, 2006 of Oppenheimer
Discovery Fund (the "Fund").

The Prospectus is revised as follows:

Effective March 16, 2006, the first two paragraphs captioned "Portfolio
Manager" under the section "How the Fund Is Managed" on page 14 are deleted in their entirety and replaced by the following:

Portfolio Managers.  The Fund's portfolio is managed by Robert Corbett and
      John O'Hare who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Corbett has been the Fund's portfolio manager since January 2006, and a Vice President of the Manager since January 2005.  He was an
      Assistant Vice President and Senior Research Analyst II with the
      Manager from October 2000 through January 2005.

      Mr. O'Hare, CFA, is a portfolio manager of the Fund and has been a Vice
      President of the Manager since September 2003.  He is also an officer and portfolio manager of other funds in the OppenheimerFunds complex.
      Prior to joining the Manager, Mr. O'Hare was an Executive Vice
      President and portfolio manager at Geneva Capital Management, Ltd. from
      June 2000 to August 2003.

March 16, 2006                                                PS0500.035